Exhibit 99.1

Investor Relations Contact: Brian Norris Acme Packet +1.781.328.4790 bnorris@acmepacket.com	Media and Analyst Contact: Mike O’Malley Acme Packet +1.781.869.2975 momalley@acmepacket.com

Acme Packet Reports Results for Third Quarter of 2012

– Company Updates Outlook for 2012 –

Bedford, Massachusetts – October 25, 2012 — Acme Packet, Inc. (NASDAQ: APKT), the leader in session delivery network solutions, today announced results for the third quarter of 2012 and updated its business outlook for 2012. All earnings per share results are on a fully diluted basis.

Results for the Third Quarter of 2012

Total revenue for the third quarter of 2012 was $65.3 million, compared to $70.6 million in the third quarter of 2011 and $67.6 million in the second quarter of 2012. GAAP net loss for the third quarter of 2012 was $5.5 million, or $(0.08) per share, compared to GAAP net income of $7.9 million, or $0.11 per share, in the third quarter of 2011 and GAAP net loss of $0.1 million, or $(0.00) per share, in the second quarter of 2012. Net income on a non-GAAP1 basis for the third quarter of 2012 was $4.7 million, or $0.07 per share, compared to $14.6 million, or $0.21 per share, in the third quarter of 2011, and $9.5 million, or $0.13 per share, in the second quarter of 2012.

Company Updates Business Outlook for 2012

The Company today updated its business outlook for 2012. The Company’s outlook is based on the current indications for its business, which may change at any time. A reconciliation of the Company’s expected GAAP to non-GAAP business outlook, and a statement as to the use of non-GAAP financial measures, is included at the end of this press release.

Business Outlook for Year Ending December 31, 2012
Estimate	Issued on July 26, 2012	Issued on October 25, 2012
Total revenue (in millions)	$270-$275	No change
GAAP Earnings (loss) Per Share	$(0.11)-$(0.07)	$(0.11)-$(0.08)
Non-GAAP[1] Earnings Per Share	$0.43-$0.47	$0.44-$0.46

Company to Host Live Conference Call and Webcast

The Company’s management team plans to host a live conference call and webcast at 4:30 p.m. eastern time today to discuss the financial results as well as management’s outlook for the business. The conference call may be accessed in the United States by dialing 1.800.230.1085 and using access code “APKT”. The conference call may be accessed outside of the United States by dialing +1.612.234.9960 and using access code “APKT”. The conference call will be simultaneously webcast on the Company’s investor relations website, which can be accessed at www.ir.acmepacket.com. A replay of the conference call will be available approximately two hours after the call by dialing 1.800.475.6701 or +1.320.365.3844 and using access code 265599 or by accessing the webcast replay on the Company’s investor relations website.

1A reconciliation of GAAP to non-GAAP results, and a statement on the use of non-GAAP financial measures, is included at the end of this press release.

About Acme Packet

Acme Packet (NASDAQ: APKT), the leader in session delivery network solutions, enables the trusted, first-class delivery of next-generation voice, video, data and unified communications services and applications across IP networks. Our Net-Net product family fulfills demanding security, service assurance and regulatory requirements in service provider, enterprise and contact center networks. Based in Bedford, Massachusetts, Acme Packet designs and manufactures its products primarily in the USA, selling them through over 309 reseller partners worldwide. More than 1,850 customers in 109 countries have deployed over 20,000 Acme Packet systems, including 89 of the top 100 service providers and 48 of the Fortune 100. For more information visit www.acmepacket.com.

Acme Packet, Inc. Safe Harbor Statement

Statements contained herein that are not historical fact may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may relate to, among other things, expected financial and operating results, expected growth rates, future stock-based compensation and amortization expenses, future business prospects and market conditions. Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those anticipated. These include, but are not limited to: the amount of stock-based compensation awarded; the applicable Company stock price used to determine stock-based compensation; the exercise pattern of employee stock options; difficulties expanding the Company’s customer base; difficulties leveraging market opportunities; difficulties providing solutions that meet the needs of customers; poor product sales; long sales cycles; difficulties developing new products; difficulties in relationships with vendors and partners; higher risks in international operations; difficulties managing rapid growth; difficulties managing the Company’s financial performance; the ability to hire and retain employees and appropriately staff operations; the Company’s cash needs; the impact of new accounting pronouncements and increased competition. Additional factors that could cause actual results to differ materially from those projected or suggested in any forward-looking statements are contained in the Company’s recent filings with the Securities and Exchange Commission, including those factors discussed under the caption “Risk Factors” in such filings.

Acme Packet, Inc.

Condensed Consolidated Statements of Operations

(in thousands, except share and per share data)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Revenue:
Product	$46,771	$53,077	$149,791	$177,507
Maintenance, support and service	18,550	17,544	53,944	46,814

Total revenue	65,321	70,621	203,735	224,321

Cost of revenue:
Product	9,584	8,778	29,347	30,090
Maintenance, support and service	4,261	3,042	11,894	8,573

Total cost of revenue	13,845	11,820	41,241	38,663

Gross profit	51,476	58,801	162,494	185,658

Operating expenses:
Sales and marketing	35,090	27,201	98,230	75,640
Research and development	16,898	13,249	48,252	37,262
General and administrative	6,154	5,406	18,441	15,771
Merger related costs	30	120	643	300

Total operating expenses	58,172	45,976	165,566	128,973

(Loss) income from operations	(6,696)	12,825	(3,072)	56,685
Other income (expense), net	52	(53)	127	(147)

(Loss) income before income taxes	(6,644)	12,772	(2,945)	56,538
(Benefit from) provision for income taxes	(1,129)	4,846	268	20,895

Net (loss) income	$(5,515)	$7,926	$(3,213)	$35,643

Net (loss) income per share:
Basic	$(0.08)	$0.12	$(0.05)	$0.54
Diluted	$(0.08)	$0.11	$(0.05)	$0.50
Weighted average number of common shares used in the calculation of net (loss) income per share:
Basic	68,246,091	66,752,669	68,235,987	66,011,761
Diluted	68,246,091	70,908,590	68,235,987	70,887,241

Acme Packet, Inc.

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	September 30, 2012	December 31, 2011
Assets
Current assets:
Cash and cash equivalents	$56,167	$160,403
Short-term investments	307,294	191,672
Accounts receivable, net	57,155	59,739
Inventory	11,354	10,246
Deferred product costs	814	1,515
Deferred tax asset, net	4,809	4,809
Income taxes receivable	4,599	4,341
Other current assets	5,091	4,385

Total current assets	447,283	437,110
Long-term investments	10,046	20,096
Property and equipment, net	38,030	26,252
Intangible assets, net	20,327	8,569
Goodwill	15,170	3,778
Deferred tax asset, net	18,371	18,371
Other assets	395	230

Total assets	$549,622	$514,406

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$10,544	$10,318
Accrued expenses and other current liabilities	14,798	12,715
Deferred revenue	26,385	22,261

Total current liabilities	51,727	45,294

Deferred revenue, net of current portion	2,235	2,049

Deferred rent	9,640	4,533

Deferred tax liability	4,064	—

Stockholders’ equity:
Common stock	75	74
Additional paid-in capital	415,196	363,769
Treasury stock, at cost	(66,311)	(37,522)
Accumulated other comprehensive income	1	1
Retained earnings	132,995	136,208

Total stockholders’ equity	481,956	462,530

Total liabilities and stockholders’ equity	$549,622	$514,406

Condensed Consolidated Statements of Cash Flow Data

(in thousands)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Cash provided by operating activities	$6,701	$16,441	$57,020	$36,646
Cash provided by (used in) investing activities	16,521	10,516	(143,820)	(14,486)
Cash (used in) provided by financing activities	(28,398)	9,434	(17,436)	43,133

Acme Packet, Inc.

Statement on Use of Non-GAAP Financial Measures and

Reconciliation of Non-GAAP Net (Loss) Income and Non-GAAP Net (Loss) Income Per Share

(in thousands, except share and per share data)

(unaudited)

Statement on Use of Non-GAAP Financial Measures:

To supplement its condensed consolidated statements of operations presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company discloses certain non-GAAP financial measures, including “non-GAAP net (loss) income”, “net (loss) income on a non-GAAP basis”, “non-GAAP EPS”, and “net (loss) income per share on a non-GAAP basis”. These non-GAAP financial measures are not presented in accordance with GAAP and are not meant to be a substitute for the most directly comparable GAAP measures of “net (loss) income”, “EPS” or “net (loss) income per share”. Rather, these non-GAAP financial measures should be evaluated in conjunction with its most directly comparable GAAP financial measure and the Company’s financial statements as a whole.

Management uses these supplemental non-GAAP financial measures to evaluate performance period over period, to analyze the underlying trends in the Company’s business, to assess its performance relative to its competitors, and to establish operational goals and forecasts that are used in allocating resources. Management uses these non-GAAP financial measures because they exclude stock-based compensation expense which is a non-cash charge and related payroll taxes, amortization of acquired intangible assets, and merger and related costs associated with the Company’s acquisition activities all of which are non-operational costs and expenses. By excluding stock-based compensation expense and related payroll taxes, amortization of acquired intangible assets, and merger and related costs, management can compare the Company’s operations to prior periods and to the operations of other companies in its industry who may have materially different unusual, non-operational charges. Management does not consider any of stock-based compensation expense and related payroll taxes, amortization of acquired intangible assets, and merger and related costs to be part of the Company’s operating activities or meaningful in evaluating the Company’s past financial performance or future prospects. Management believes that excluding these items is useful to investors because it is more representative of ongoing costs and therefore more comparable to historical operations.

Because management uses them, management believes that the disclosure of these non-GAAP financial measures to investors provides greater transparency and useful information to help the investor better understand the Company’s operating performance and to evaluate the methodology used by management to evaluate and measure such performance. Notwithstanding their utility to investors in understanding operational trends, these non-GAAP measures should not be considered measures of the Company’s liquidity. In addition, the Company cautions that its definition of “non-GAAP net (loss) income”, “net (loss) income on a non-GAAP basis”, “non-GAAP EPS” and “net (loss) income per share on a non-GAAP basis” may differ from similar measures used by other companies and may differ from period to period. Also, in future periods, management may make other adjustments for expenses and gains that it does not consider reflective of core operating performance in a particular period thereby modifying its definition of “non-GAAP net (loss) income”, “non-GAAP EPS” and “non-GAAP net (loss) income per share” by excluding these other or additional expenses and gains.

Reconciliation of GAAP to Non-GAAP Financial Measures for the Three Months Ended September 30, 2012, June 30, 2012 and September 30, 2011 and for the Nine Months Ended September 30, 2012 and September 30, 2011:

Acme Packet, Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

Three Months Ended September 30, 2012

(in thousands, except per share data)

(unaudited)

	GAAP	Stock-based compensation expense and related payroll taxes	Amortization of acquired intangible assets	Merger related costs	Non-GAAP[1]
Cost of revenue:
Product	$9,584	$(438)	$(658)	$—	$8,488
Maintenance, support and service	4,261	(702)	—	—	3,559
Operating expenses:
Sales and marketing	35,090	(6,794)	(261)	—	28,035
Research and development	16,898	(4,181)	(51)	—	12,666
General and administrative	6,154	(1,336)	—	—	4,818
Merger related costs	30	—	—	(30)	—
(Benefit from) provision for income taxes	(1,129)	3,844	359	—	3,074
Net (loss) income	(5,515)	9,607	611	30	4,733
Net (loss) income per share:
Basic	$(0.08)	$0.14	$0.01	$0.00	$0.07
Diluted	$(0.08)	$0.14	$0.01	$0.00	$0.07
Weighted average number of shares used in the calculation of net (loss) income per share:
Basic	68,246,091	68,246,091	68,246,091	68,246,091	68,246,091
Diluted	68,246,091	70,102,125	70,102,125	70,102,125	70,102,125

Acme Packet, Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

Three Months Ended June 30, 2012

(in thousands, except per share data)

(unaudited)

	GAAP	Stock-based compensation expense and related payroll taxes	Amortization of acquired intangible assets	Merger related costs	Non-GAAP[1]
Cost of revenue:
Product	$9,785	$(442)	$(583)	$—	$8,760
Maintenance, support and service	3,675	(717)	—	—	2,958
Operating expenses:
Sales and marketing	32,138	(6,570)	(238)	—	25,330
Research and development	16,257	(4,354)	(34)	—	11,869
General and administrative	5,849	(1,502)	—	—	4,347
Merger related costs	576	—	—	(576)	—
(Benefit from) provision for income taxes	(588)	5,072	319	—	4,803
Net (loss) income	(127)	8,513	536	576	9,498
Net (loss) income per share:
Basic	$(0.00)	$0.12	$0.01	$0.01	$0.14
Diluted	$(0.00)	$0.12	$0.01	$0.01	$0.13
Weighted average number of shares used in the calculation of net (loss) income per share:
Basic	68,507,111	68,507,111	68,507,111	68,507,111	68,507,111
Diluted	68,507,111	70,927,009	70,927,009	70,927,009	70,927,009

Acme Packet, Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

Three Months Ended September 30, 2011

(in thousands, except per share data)

(unaudited)

	GAAP	Stock-based compensation expense and related payroll taxes	Amortization of acquired intangible assets	Merger related costs	Non-GAAP[1]
Cost of revenue:
Product	$8,778	$(327)	$(385)	$—	$8,066
Maintenance, support and service	3,042	(568)	—	—	2,474
Operating expenses:
Sales and marketing	27,201	(4,784)	(101)	—	22,316
Research and development	13,249	(2,929)	(11)	—	10,309
General and administrative	5,406	(1,615)	—	—	3,791
Merger related costs	120	—	—	(120)	—
Provision for income taxes	4,846	3,896	179	43	8,964
Net income	7,926	6,327	318	77	14,648
Net income per share:
Basic	$0.12	$0.09	$0.01	$0.00	$0.22
Diluted	$0.11	$0.09	$0.01	$0.00	$0.21
Weighted average number of common shares used in the calculation of net income per share:
Basic	66,752,669	66,752,669	66,752,669	66,752,669	66,752,669
Diluted	70,908,590	70,908,590	70,908,590	70,908,590	70,908,590

Acme Packet, Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

Nine Months Ended September 30, 2012

(in thousands, except per share data)

(unaudited)

	GAAP	Stock-based compensation expense and related payroll taxes	Amortization of acquired intangible assets	Merger related costs	Non-GAAP[1]
Cost of revenue:
Product	$29,347	$(1,308)	$(1,675)	$—	$26,364
Maintenance, support and service	11,894	(2,121)	—	—	9,773
Operating expenses:
Sales and marketing	98,230	(19,778)	(556)	—	77,896
Research and development	48,252	(12,830)	(85)	—	35,337
General and administrative	18,441	(4,915)	—	—	13,526
Merger related costs	643	—	—	(643)	—
Provision for income taxes	268	13,389	866	—	14,523
Net (loss) income	(3,213)	27,563	1,450	643	26,443
Net (loss) income per share:
Basic	$(0.05)	$0.40	$0.02	$0.01	$0.39
Diluted	$(0.05)	$0.39	$0.02	$0.01	$0.37
Weighted average number of common shares used in the calculation of net income per share:
Basic	68,235,987	68,235,987	68,235,987	68,235,987	68,235,987
Diluted	68,235,987	70,698,124	70,698,124	70,698,124	70,698,124

Acme Packet, Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

Nine Months Ended September 30, 2011

(in thousands, except per share data)

(unaudited)

	GAAP	Stock-based compensation expense and related payroll taxes	Amortization of acquired intangible assets	Merger related costs	Non-GAAP[1]
Cost of revenue:
Product	$30,090	$(916)	$(1,292)	$—	$27,882
Maintenance, support and service	8,573	(1,518)	—	—	7,055
Operating expenses:
Sales and marketing	75,640	(12,804)	(287)	—	62,549
Research and development	37,262	(7,823)	(34)	—	29,405
General and administrative	15,771	(3,898)	—	—	11,873
Merger related costs	300	—	—	(300)	—
Provision for income taxes	20,895	9,874	581	43	31,393
Net income	35,643	17,085	1,032	257	54,017
Net income per share:
Basic	$0.54	$0.26	$0.02	$0.00	$0.82
Diluted	$0.50	$0.24	$0.02	$0.00	$0.76
Weighted average number of common shares used in the calculation of net income per share:
Basic	66,011,761	66,011,761	66,011,761	66,011,761	66,011,761
Diluted	70,887,241	70,887,241	70,887,241	70,887,241	70,887,241

Reconciliation of Expected Non-GAAP Net Income and Non-GAAP Net Income Per Share for the Year Ending December 31, 2012 (unaudited):

	Twelve Months Ending December 31, 2012 (unaudited) (in thousands, except per share data)
	Low	High
Revenue	$270,000	$275,000
Reconciliation of non-GAAP net income:
GAAP net loss	$(7,243)	$(5,243)
Adjustments:
Stock-based compensation expense and related payroll taxes, net of taxes	35,500	35,500
Amortization of acquired intangible assets, net of taxes	2,100	2,100
Merger related costs	643	643

Non-GAAP net income	$31,000	$33,000

Reconciliation of diluted non-GAAP net income per share:
GAAP net loss per share	$(0.11)	$(0.08)
Adjustments:
Stock-based compensation expense and related payroll taxes, net of taxes	0.50	0.50
Amortization of acquired intangible assets, net of taxes	0.03	0.03
Merger related costs	0.01	0.01

Non-GAAP net income per share	$0.44	$0.46

Acme Packet, Inc.

Other Operational Data

(unaudited)

	Three Months Ended
	September 30, 2012	June 30, 2012	September 30, 2011
Other operational data:
Depreciation and amortization (in thousands)	$3,991	$3,591	$2,835
Capital expenditures (in thousands)	5,151	6,576	5,570
Days sales outstanding	79	66	65
Total headcount	863	831	741
Quarterly inventory turnover – annualized	3.28	3.40	3.27